Rule 497(e)

Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Short Duration Managed Municipal ETF

(the “Fund”)

Supplement To the Prospectus and Statement of Additional Information

Dated June 9, 2021

Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.10% of average daily net assets until November 30, 2022. This waiver agreement will continue until November 30, 2022, subject to termination by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund, or by First Trust only after November 30, 2022. First Trust has committed to the fee waiver to respond to the current low interest rate environment and expects that the fee waiver will be appropriate until long term yields increase. First Trust anticipates that if the average yield over the prior 30-day period on the current one-year U.S. Treasury Bond exceeds 1.50%, the fee waiver may not be continued past November 30, 2022.

This fee waiver will be in addition to the fee waiver of 0.10% of average daily net assets currently in place for the Fund.

Please Keep this Supplement with your Fund Prospectus

and Statement of Additional Information for Future Reference